Exhibit 10.1

AMENDMENT TO MASTER AGREEMENT

This AMENDMENT (this “Amendment”), dated as of June 28, 2019, is by and among Maiden Holdings, Ltd., a Bermuda company (“Maiden”), Maiden Reinsurance Ltd., a Bermuda insurance company (“Maiden Insurance”), and Enstar Group Limited, a Bermuda company (“Enstar”). Each of the foregoing parties is hereinafter referred to individually as a “Party” and, collectively, as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties are party to that certain Master Agreement, dated as of March 1, 2019 (the “Master Agreement”);

WHEREAS, the Parties desire to amend the Master Agreement to extend the Final Deadline Date (as defined in the Master Agreement) to 5:00 p.m., New York City time, on July 31, 2019.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained in this Amendment, the Parties hereby agree as follows:

1. Amendment. The phrase “5:00 p.m., New York City time, on June 30, 2019” in Section 8.1(b)(ii) of the Master Agreement is hereby deleted in its entirety and replaced with the phrase “5:00 p.m., New York City time, on July 31, 2019”.

2. Authority. Each Party represents and warrants to each other that it has authority and capacity to enter into this Amendment and make the agreements set forth herein.

3. No Other Amendments. Except to the extent expressly set forth in this Amendment, the Master Agreement is not amended, waived or modified in any way and shall remain in full force and effect without any other amendments, waivers or modifications.

4. Counterparts. This Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Parties agree that transmission of copies of original signatures via electronic means, either by facsimile or as a “scanned” document attached to electronic mail, shall constitute valid execution of this Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

ENSTAR GROUP LIMITED

By: /s/ Paul O'Shea
Name: Paul O'Shea
Title: President

MAIDEN REINSURANCE LTD.

By: /s/ Patrick J. Haveron
Name: Patrick J. Haveron
Title: President

MAIDEN HOLDINGS LTD.

By: /s/ Patrick J. Haveron
Name: Patrick J. Haveron
Title: Exec. V.P. - CFO and COO